SECURITIES AND EXCHANGE COMMISSION
           WASHINGTON, D.C. 20549


                  FORM 8-K



               CURRENT REPORT
   PURSUANT TO SECTION 13 or 15(d) OF THE
       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
               August 20, 1998

              GOTTSCHALKS INC.
_______________________________________________________
(Exact name of registrant as specified in its charter)


DELAWARE               1-09100            77-0159791
_______________________________________________________
(State or other    (Commission File    (IRS Employer
jurisdiction          Number)         Identification No.)
of incorporation)


7 RIVER PARK PLACE EAST, FRESNO, CALIFORNIA     93720
_______________________________________________________
(Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number including area code:
(209) 434-4800


Not Applicable
_______________________________________________________
(Former name or former address, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.


     As of August 20, 1998, Gottschalks Inc. (the
"Registrant") completed its previously announced acquisition of substantially all of the assets and business of The Harris Company ("Harris"), including the operation of nine department stores located in southern
California. The purchased assets consist primarily of inventory, receivables, furniture, fixtures, equipment, cash and certain intangibles. The purchase price for these assets was the issuance to Harris of 2,095,900 shares of the Registrant's common stock, an 8% Non-Negotiable, Extendable, Subordinated
Note due August 20, 2003 in the aggregate principal amount of $22,179,598 and the assumption of certain liabilities relating to the business, including vendor payables, store leases and certain other contracts relating to the business. The purchase price was determined as a result of arms-length negotiations between the Registrant and Harris.

     The Harris Stores will be operated by the Registrant under the name "Harris/Gottschalks" and are located in the cities of Bakersfield, Hemet, Indio, Moreno Valley, Palmdale, Redlands, Riverside, San Bernardino, and Victorville. The Registrant entered into new long-term store leases with El Corte
Ingles, S.A. ("ECI"), the owner of
Harris, with respect to the stores located in Bakersfield, Moreno Valley, and Palmdale. (See Exhibits
2.8, 2.9 and 2.10 hereto.) Registrant also entered into a short-term lease with ECI for the store in San
Bernardino which expires on January 30, 1999.  (See
Exhibit 2.11 hereto.) The Registrant assumed Harris' leases for the other stores.

     In connection with the transaction, ECI, the Registrant, Joseph Levy and Bret Levy entered into a
Stockholders' Agreement which provides for the voting of shares owned by such stockholders in the election of directors, including ECI's right to nominate two persons
(subject to adjustment under certain circumstances) to the Registrant's Board of Directors, and restricts ECI's transfer of shares of the Registrant. (See Exhibit 2.6 hereto.) The parties also entered into a Standstill
Agreement restricting ECI's activities as an owner of the Registrant's stock and a Registration Rights Agreement granting Harris certain rights to participate in a registration statement filed by the Registrant with the Securities and Exchange Commission. (See Exhibits 2.7 and 2.3 hereto.) As part of the transaction, Harris and the Registrant also entered into an Employee Lease
Agreement whereby the Registrant would obtain the services of certain of Harris' employees for a transition period following the closing of the transaction. (See
Exhibit 2.4 hereto.)

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

 (a)  Financial Information of Business Acquired.
      The following financial information and independent auditors' reports are not included herewith and will be filed by amendment not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed:

            (i)    Audited financial statements of Harris
for the fiscal years ended January 31, 1998, February 1, 1997 and February 3, 1996 and the independent auditors' report of Eadie & Payne with respect thereto.

            (ii)  Unaudited financial statements of
Harris for the six months ended August 1, 1998.

      (b)   Pro Forma Financial Information.  The
following pro forma financial information is not included herewith and will be filed by amendment not later than 60 days after the date on which this Current Report on Form
8-K is required to be filed:

            (i) Gottschalks Inc. pro forma consolidated statement of operations for the fiscal year ended January 31, 1998.

            (ii) Gottschalks Inc. pro forma consolidated statement of operations for the six months ended August 1, 1998.

            (iii) Gottschalks Inc. pro forma consolidated balance sheet as of August 1, 1998.

      (c) Exhibits.

Exhibit
Number                Description

2.2 Non-Negotiable, Extendable, Subordinated Note due August 20, 2003 issued to The Harris
            Company.

2.3         Registration Rights Agreement between The
            Harris Company and Gottschalks Inc. dated
            August 20, 1998.

2.4         Employee Lease Agreement between The Harris
            Company and Gottschalks Inc. dated August 20,
            1998.

2.5         Tradename License Agreement between The
            Harris Company and Gottschalks Inc. dated
            August 20, 1998.

2.6         Stockholders' Agreement among El Corte
            Ingles, S.A., Gottschalks Inc., Joseph Levy and Bret Levy dated August 20, 1998.

2.7         Standstill Agreement between El Corte Ingles,
            S.A. and Gottschalks Inc. dated August 20,
            1998.

2.8         Store Lease Agreement between El Corte
            Ingles, S.A. and Gottschalks Inc. dated
            August 20, 1998 re:  East Hills Mall,
            Bakersfield, California.

2.9         Store Lease Agreement between El Corte
            Ingles, S.A. and Gottschalks Inc. dated
            August 20, 1998 re:  Moreno Valley Mall at
            Towngate, Moreno Valley, California.

 2.10       Store Lease Agreement between El Corte
            Ingles, S.A. and Gottschalks Inc. dated
            August 20, 1998 re:  Antelope Valley Mall,
            Palmdale, California.

 2.11       Store Lease Agreement between El Corte
            Ingles, S.A. and Gottschalks Inc. dated
            August 20, 1998 re:  Carousel Mall, San
            Bernardino, California.

23.1        Consent of Eadie & Payne LLP *

   *  To be filed by amendment.


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         GOTTSCHALKS INC.


       By:  /s/ Alan A. Weinstein
            Senior Vice President,
            Chief Financial Officer

DATED:  September 2, 1998